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Gabriel Mendez <techmangabe@gmail.com>

Amazon.com Associates program - your application approved

1 message

Amazon Associates <'associates@amazon.com'> **Tue, Jul 19, 2011 at 2:49 PM**
To: "techmangabe@gmail.com" <techmangabe@gmail.com>

Congratulations, your application to the Amazon.com Associates Program has been approved.

For future reference, your unique Associates ID is computerbuyou-20.

To get started quickly, visit Associates Central at http://affiliate-program.amazon.com. You will find a number of useful tools there including:

Product Links (http://affiliate-program.amazon.com/gp/associates/network/build-links/individual/main.html) - Link directly to a specific product on Amazon using the product image or text.

Widgets (http://widgets.amazon.com) - Build a Slideshow, My Favorites, or Wishlist widget to showcase your favorite products on your site.

Omakase (http://affiliate-program.amazon.com/gp/associates/network/build-links/optimized/main.html) - Leave it up to us! Omakase links show your site visitors what they're most likely to buy based on Amazon's unique understanding of your site, the visitor, and the page itself.

aStore (http://affiliate-program.amazon.com/gp/associates/astore/main.html) - Build your own online store featuring products from Amazon, and organize them into your own categories or use Amazon's categories.

Associates Central is also the place to view your online earnings reports, update your account information, and get the latest Associates program news. If you have not already provided your payment information, make sure you do so in the "Account Settings" section of Associates Central (http://affiliate-program.amazon.com/gp/associates/network/your-account/payment-info.html). We will not be able to pay you until this information is entered.

Your Associates ID computerbuyou-20 will be used to track qualifying purchases made by your site visitors when you link to Amazon. All links and widgets built using the tools in Associates Central, http://affiliate-program.amazon.com, will automatically contain your ID, provided you log in before building them.

Thank you for joining the Amazon.com Associates Program. We look forward to working with you! Please contact us if you have any questions

Welcome: GABRIEL MENDEZ | Balance: $0.00 USD

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Account

Administrative Settings   Web site Settings   Services

Account - Administrative Settings

Account

Edit

Name	COMP SERVICES INC
Address	414 S. ALMANSOR ST.
City	ALHAMBRA
State	California
Zip Code	91801
Country	UNITED STATES
Language	English
Functional Currency	USD US Dollar
Date Format	d-MMM-yyyy 18-Jan-2012
Phone	6269750027
Fax	
CJ Performer	No

Payment Information

Edit

Minimum Payment Amount	$50.00 USD
Payment Method	Payment by Direct Deposit
Bank Name	BANK OF AMERICA
Account Holder's Name	COMP SERVICES INC
Account Type	Checking
Account Number	021862****
Routing Number/Sort Code	51000****

Tax Information

Edit

Tax Certification	IRS Form W-9 13-Sep-2011
Name	COMP SERVICES INC
Business	
Address	414 S. ALMANSOR ST. ALHAMBRA, CALIFORNIA, 91801 United States
Tax Classification	Corporation
TIN	**-***2060

User Settings

Add User

Name	Status	Title	Email	Phone	Actions
GABRIEL MENDEZ	Superuser	CEO	techmangabe@gmail.com	6269750027	Edit

- Glossary
- Operating Agreement

Special Programs

- Sell on Amazon
- Kindle for Associates
- Product Advertising API
- Vendors & Publishers
- Amazon WebStore
- Amazon Product Ads

Other Affiliate Programs

- Audible.com
- AbeBooks.com

Home › Account Settings ›

Change your contact information

Please enter contact information for the person or company to whom we should direct payment.

- You can also change your selected payment method.
- Payment info will be sent to your primary e-mail address techmangabe@gmail.com. Change primary e-mail address

Note: Residents of Arkansas, Colorado, Connecticut, Illinois, North Carolina or Rhode Island are not eligible to participate in the Associates program.

Payee Name

COMP SERVICES INC

Enter the name exactly as it should appear on the check. If the check is to be mailed to an individual other than the Payee, enter the name of the recipient in "Address 1" below

Address Line 1

414 S. ALMANSOR ST.

Address Line 2

Address Line 3

414 S. ALMANSOR ST.

City

ALHAMBRA

State, Province or Region

California

ZIP or Postal Code

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